SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2003

U.S. RESTAURANT PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-13089 (Commission file number)	75-2687420 (I.R.S. Employer Identification Number)

12240 Inwood Road, Suite 300, Dallas, Texas 75244
(972) 387-1487

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

The following exhibits are included in this Form 8-K.

(c) Exhibits

99.1	Press Release, dated August 5, 2003, of U.S. Restaurant Properties, Inc.

Item 12. Results of Operations and Financial Condition.

The following information is being provided under Item 12 — Results of Operations and Financial Condition.

On August 5, 2003, U.S. Restaurant Properties, Inc. (the “Company”) issued a press release to report its financial results for the quarter ended June 30, 2003. The release is furnished as Exhibit 99.1 hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. RESTAURANT PROPERTIES, INC.

	By:	/s/ Stacy M. Riffe
	Name:	Stacy M. Riffe
	Title:	Chief Financial Officer
Date: August 6, 2003